Exhibit 99.2

Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/09	9/30/10

Revenue	$217,461	$354,372

Net Income (controlling interest)	$17,769	$33,955

Economic Net Income (A)	$45,629	$77,883

EBITDA (B)	$60,532	$102,271

Average shares outstanding - diluted	44,267,107	51,895,871

Earnings per share - diluted	$0.40	$0.65

Average shares outstanding - adjusted diluted (C)	43,523,113	51,895,871

Economic earnings per share (C)	$1.05	$1.50

	December 31, 2009	September 30, 2010

Cash and cash equivalents	$259,487	$255,452

Senior bank debt	$—	$371,000

Senior convertible securities (D)	$456,976	$418,987

Junior convertible trust preferred securities (D)	$507,358	$509,222

Stockholders’ equity	$1,109,690	$1,712,068

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Nine Months	Nine Months
	Ended	Ended
	9/30/09	9/30/10

Revenue	$597,182	$937,474

Net Income (controlling interest)	$34,873	$76,622

Economic Net Income (A)	$125,754	$192,522

EBITDA (B)	$162,916	$252,246

Average shares outstanding - diluted	42,835,258	48,741,873

Earnings per share - diluted	$0.82	$1.57

Average shares outstanding - adjusted diluted (C)	42,005,112	48,359,998

Economic earnings per share (C)	$2.99	$3.98

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/09	9/30/10

Net Income (controlling interest)	$17,769	$33,955
Convertible securities interest expense, net (E)	36	—
Net Income (controlling interest), as adjusted	$17,805	$33,955

Average shares outstanding - diluted	44,267,107	51,895,871

Earnings per share - diluted	$0.40	$0.65

	Nine Months	Nine Months
	Ended	Ended
	9/30/09	9/30/10

Net Income (controlling interest)	$34,873	$76,622
Convertible securities interest expense, net (E)	108	53
Net Income (controlling interest), as adjusted	$34,981	$76,675

Average shares outstanding - diluted	42,835,258	48,741,873

Earnings per share - diluted	$0.82	$1.57

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

	Three Months	Three Months
	Ended	Ended
	9/30/09	9/30/10

Average shares outstanding - diluted	44,267,107	51,895,871
Assumed issuance of LYONS shares	(873,803)	—
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of LYONS shares	129,809	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	43,523,113	51,895,871

	Nine Months	Nine Months
	Ended	Ended
	9/30/09	9/30/10

Average shares outstanding - diluted	42,835,258	48,741,873
Assumed issuance of LYONS shares	(873,803)	(514,761)
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of LYONS shares	43,657	132,886
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	42,005,112	48,359,998

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, June 30, 2010	$64,317	$155,175	$29,500	$248,992
Client cash inflows	6,430	8,472	1,417	16,319
Client cash outflows	(5,314)	(4,316)	(1,222)	(10,852)
Net client cash flows	1,116	4,156	195	5,467
Investment performance	7,833	15,302	2,671	25,806
Other (G)	1,623	(2,211)	—	(588)
Assets under management, September 30, 2010	$74,889	$172,422	$32,366	$279,677

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2009	$44,531	$133,858	$29,650	$208,039
New investments (F)	22,903	26,060	427	49,390
Adjusted Assets under management, December 31, 2009	67,434	159,918	30,077	257,429
Client cash inflows	15,303	20,794	5,006	41,103
Client cash outflows	(13,250)	(18,469)	(4,704)	(36,423)
Net client cash flows	2,053	2,325	302	4,680
Investment performance	3,828	12,496	1,988	18,312
Other (G)	1,574	(2,317)	(1)	(744)
Assets under management, September 30, 2010	$74,889	$172,422	$32,366	$279,677

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Affiliated Managers Group, Inc.

Operating Results

(in thousands)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/09	of Total	9/30/10	of Total
Revenue
Mutual Fund	$80,682	37%	$151,817	43%
Institutional	109,918	51%	170,990	48%
High Net Worth	26,861	12%	31,565	9%
	$217,461	100%	$354,372	100%

EBITDA (B)
Mutual Fund	$14,514	24%	$31,271	31%
Institutional	38,230	63%	61,060	59%
High Net Worth	7,788	13%	9,940	10%
	$60,532	100%	$102,271	100%

	Nine		Nine
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/09	of Total	9/30/10	of Total
Revenue
Mutual Fund	$221,380	37%	$397,736	42%
Institutional	293,646	49%	445,063	48%
High Net Worth	82,156	14%	94,675	10%
	$597,182	100%	$937,474	100%

EBITDA (B)
Mutual Fund	$43,781	27%	$79,221	31%
Institutional	97,357	60%	144,910	58%
High Net Worth	21,778	13%	28,115	11%
	$162,916	100%	$252,246	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months	Three Months
	Ended	Ended
	9/30/09	9/30/10

Net Income (controlling interest)	$17,769	$33,955
Intangible amortization	16,120	25,976
Intangible-related deferred taxes	6,181	9,820
Imputed interest and contingent payment adjustments	2,067	3,767
Affiliate equity expense	1,579	1,776
Affiliate depreciation	1,913	2,589
Economic Net Income (A)	$45,629	$77,883

Cash flow from operations	$80,162	$168,369
Interest expense, net of non-cash items	14,249	14,363
Current tax provision	63	7,931
Income from equity method investments, net of distributions	2,484	2,863
Changes in assets and liabilities and other adjustments	(36,426)	(91,255)
EBITDA (B)	$60,532	$102,271
Holding company expenses	11,426	17,965
EBITDA Contribution	$71,958	$120,236

	Nine Months	Nine Months
	Ended	Ended
	9/30/09	9/30/10

Net Income (controlling interest)	$34,873	$76,622
Intangible amortization	48,120	59,660
Intangible-related deferred taxes	25,296	34,870
Imputed interest and contingent payment adjustments	6,177	9,254
Affiliate equity expense	5,474	5,316
Affiliate depreciation	5,814	6,800
Economic Net Income (A)	$125,754	$192,522

Cash flow from operations	$168,067	$351,480
Interest expense, net of non-cash items	42,899	43,012
Current tax provision	(9,108)	15,783
Income from equity method investments, net of distributions	3,293	1,243
Changes in assets and liabilities and other adjustments	(42,235)	(159,272)
EBITDA (B)	$162,916	$252,246
Holding company expenses	32,474	61,732
EBITDA Contribution	$195,390	$313,978

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2010	2009	2010

Revenue	$217,461	$354,372	$597,182	$937,474

Operating expenses:
Compensation and related expenses	105,237	151,533	292,770	413,501
Selling, general and administrative	26,864	73,378	89,276	190,743
Amortization of intangible assets	8,293	20,517	24,430	39,045
Depreciation and other amortization	3,167	3,716	9,649	10,117
Other operating expenses	10,865	9,638	21,351	24,109
	154,426	258,782	437,476	677,515
Operating income	63,035	95,590	159,706	259,959

Non-operating (income) and expenses:
Investment and other income	(6,614)	(11,384)	(13,564)	(14,929)
Income from equity method investments	(8,203)	(9,536)	(21,970)	(28,543)
Investment (income) loss from Affiliate investments in partnerships (H)	(14,914)	—	(26,065)	4,493
Interest expense	16,151	16,322	48,555	48,750
Imputed interest expense	3,389	7,191	10,126	17,303
	(10,191)	2,593	(2,918)	27,074

Income before income taxes	73,226	92,997	162,624	232,885

Income taxes (I)	5,366	23,968	15,275	52,878
Net income	67,860	69,029	147,349	180,007

Net income (non-controlling interests)	(35,459)	(35,074)	(87,008)	(107,770)
Net (income) loss (non-controlling interests in partnerships) (H)	(14,632)	—	(25,468)	4,385

Net Income (controlling interest)	$17,769	$33,955	$34,873	$76,622

Average shares outstanding - basic	41,854,249	51,154,863	41,115,819	46,054,042
Average shares outstanding - diluted	44,267,107	51,895,871	42,835,258	48,741,873

Earnings per share - basic	$0.42	$0.66	$0.85	$1.66
Earnings per share - diluted	$0.40	$0.65	$0.82	$1.57

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31,	September 30,
	2009	2010
Assets
Current assets:
Cash and cash equivalents	$259,487	$255,452
Investment advisory fees receivable	140,118	183,988
Investments in partnerships (H)	93,809	—
Investments in marketable securities	56,690	84,945
Unsettled fund share receivables	—	57,046
Prepaid expenses and other current assets	35,478	58,756
Total current assets	585,582	640,187

Fixed assets, net	62,402	66,789
Equity investments in Affiliates	658,332	630,996
Acquired client relationships, net	571,573	1,400,806
Goodwill	1,413,217	1,995,756
Other assets	99,800	216,408
Total assets	$3,390,906	$4,950,942

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$117,227	$240,796
Unsettled fund share payables	—	54,302
Payables to related party	109,888	100,176
Total current liabilities	227,115	395,274

Senior bank debt	—	371,000
Senior convertible securities (D)	456,976	418,987
Junior convertible trust preferred securities (D)	507,358	509,222
Deferred income taxes	322,671	471,571
Other long-term liabilities	26,066	188,905
Total liabilities	1,540,186	2,354,959

Redeemable non-controlling interests	368,999	386,183

Equity:
Common stock	458	539
Additional paid-in capital	612,091	1,016,318
Accumulated other comprehensive income	45,958	70,973
Retained earnings	873,137	949,759
	1,531,644	2,037,589
Less treasury stock, at cost	(421,954)	(325,521)
Total stockholders’ equity	1,109,690	1,712,068

Non-controlling interests	281,946	497,732
Non-controlling interests in partnerships (H)	90,085	—
Total equity	1,481,721	2,209,800
Total liabilities and equity	$3,390,906	$4,950,942

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2010	2009	2010
Cash flow from operating activities:
Net income	$67,860	$69,029	$147,349	$180,007
Adjustments to reconcile Net income to net cash flow from operating activities:
Amortization of intangible assets	8,293	20,517	24,430	39,045
Amortization of issuance costs	1,843	1,959	5,479	5,653
Depreciation and other amortization	3,167	3,716	9,649	10,117
Deferred income tax provision	3,873	7,976	20,701	25,630
Imputed interest expense	3,389	7,191	10,126	17,303
Income from equity method investments, net of amortization	(8,202)	(9,536)	(21,970)	(28,543)
Distributions received from equity method investments	13,725	14,656	42,545	51,420
Tax benefit from exercise of stock options	1,715	1,402	3,174	3,478
Stock option expense	2,560	3,608	5,695	10,410
Affiliate equity expense	3,150	3,511	9,869	10,312
Other adjustments	(14,546)	(109)	(33,125)	9,439
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	(17,051)	13,277	845	(12,052)
(Increase) decrease in Affiliate investments in partnerships	—	—	331	(503)
Increase in prepaids and other current assets	(811)	(20,280)	(10,024)	(512)
(Increase) decrease in other assets	(46)	(1,654)	2,869	(9,779)
(Increase) decrease in unsettled fund shares receivable	—	1,651	—	(573)
Increase in unsettled fund shares payable	—	1,253	—	3,519
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	11,243	50,202	(49,876)	37,109
Cash flow from operating activities	80,162	168,369	168,067	351,480
Cash flow used in investing activities:
Investments in Affiliates	(137,860)	(10,980)	(139,271)	(804,017)
Purchase of fixed assets	(438)	(2,209)	(1,653)	(5,316)
Purchase of investment securities	—	(12,801)	(11,746)	(43,203)
Sale of investment securities	1,584	—	7,303	11,784
Cash flow used in investing activities	(136,714)	(25,990)	(145,367)	(840,752)
Cash flow from (used in) financing activities:
Borrowings of senior bank debt	—	5,000	—	1,022,500
Repayments of senior bank debt	—	(293,500)	(233,514)	(651,500)
Issuance of common stock	18,139	10,641	29,760	36,055
Issuance costs	(288)	(102)	(1,209)	(330)
Excess tax benefit from exercise of stock options	2,750	1,946	3,836	6,664
Settlement of forward equity sale agreement	—	194,653	144,258	294,657
Note payments	7,196	(5,893)	2,718	(31,784)
Distributions to non-controlling interests	(14,962)	(16,754)	(102,087)	(77,446)
Affiliate equity issuances and repurchases	(7,502)	(6,591)	(40,308)	(116,123)
Subscriptions (redemptions) of Non-controlling interests in partnerships	—	—	(471)	503
Cash flow from (used in) financing activities	5,333	(110,600)	(197,017)	483,196

Effect of foreign exchange rate changes on cash and cash equivalents	2,100	3,130	3,136	2,041
Net increase (decrease) in cash and cash equivalents	(49,119)	34,909	(171,181)	(4,035)
Cash and cash equivalents at beginning of period	274,369	220,543	396,431	259,487
Cash and cash equivalents at end of period	$225,250	$255,452	$225,250	$255,452

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Affiliated Managers Group, Inc.

Notes

(in thousands)

(A)                Under our Economic Net Income definition, we add to Net Income (controlling interest) amortization (including equity method amortization), deferred taxes related to intangible assets, Affiliate depreciation and Affiliate equity expense, and exclude the non-cash effect of imputed interest expense (principally APB 14-1 interest on convertible securities and non-cash expenses related to contingent payment arrangements). We consider Economic Net Income an important measure of our financial performance, as we believe it best represents operating performance before non-cash expenses relating to the acquisition of interests in our affiliated investment management firms, and it is therefore employed as our principal performance benchmark.  This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income; Economic Net Income is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

We add back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time.  The portion of deferred taxes generally attributable to intangible assets (including goodwill) that are no longer amortized but continue to generate tax deductions is added back because we believe it is unlikely these accruals will be used to settle material tax obligations.  We add back the portion of consolidated depreciation expense incurred by Affiliates because under our Affiliate operating agreements, we are generally not required to replenish these depreciating assets.  We add back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders.

In connection with recent investments in Affiliates, in the first quarter of 2010 we modified our Economic Net Income definition to exclude non-cash imputed interest and revaluation adjustments related to contingent payment arrangements from Net Income (controlling interest).  The modification of the Economic Net Income definition did not have an impact on prior periods reported herein.

(B)                  EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, we believe EBITDA is useful as an indicator of our ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by us, may not be consistent with computations of EBITDA by other companies.  In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)                  Economic earnings per share represents Economic Net Income divided by the adjusted diluted average shares outstanding.  In this calculation, the potential share issuance in connection with our convertible securities is measured using a “treasury stock” method.  Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding.  We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.  This method does not take into account any increase or decrease in our cost of capital in an assumed conversion.  Economic earnings per share is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

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(D)                 We have bifurcated our convertible debt securities into their debt and equity components on our balance sheet. The principal amount at maturity of the senior convertible notes due 2038 was $460,000 at December 31, 2009 and September 30, 2010.  The principal amount at maturity of the junior convertible trust preferred securities was $730,820 at December 31, 2009 and September 30, 2010.

(E)                   Convertible securities interest expense, net, includes the interest expense, net of tax, associated with our dilutive convertible securities.

(F)                   We completed our investment in Artemis Investment Management during the first quarter of 2010; and we completed our investments in Pantheon and Aston Asset Management during the second quarter of 2010.  Our presentation of assets under management activity is pro forma assuming these investments closed at the beginning of each period presented.

(G)                  Other includes assets under management attributable to Affiliate product transitions, the financial effects of which are not material to our ongoing results.

(H)                 At December 31, 2009, assets of consolidated investment partnerships are reported as Investments in partnerships. A majority of these assets are held by investors that are unrelated to us, and reported as Non-controlling interests in partnerships.  Income from these partnerships is presented as Investment (income) loss from Affiliate investments in partnerships in the Consolidated Statements of Income.  In the third quarter of 2010 we deconsolidated these partnerships.

(I)                      Our consolidated income tax provision includes taxes attributable to controlling interests, and to a lesser extent, taxes attributable to non-controlling interests, as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2010	2009	2010
Current income taxes	$63	$7,931	$(9,108)	$15,783
Intangible-related deferred taxes	6,181	9,820	25,296	34,870
Other deferred taxes	(2,308)	(1,423)	(4,595)	(8,357)
Taxes attributable to controlling interests	3,936	16,328	11,593	42,296
Taxes attributable to non-controlling interests	1,430	7,640	3,682	10,582
Total income taxes	$5,366	$23,968	$15,275	$52,878

Effective tax rate*	18.1%	32.5%	24.9%	35.6%

*  Taxes attributable to controlling interests divided by our share of the consolidated income before taxes.